                                                                 Exhibit 23.2

                          [KENNAN E. KAEDER LETTERHEAD]

                                     CONSENT

          I HEREBY CONSENT to the inclusion of my name in connection with the Form SB-2 Registration Statement filed with the Securities and Exchange Commission as attorney for the registrant, CALWEST Ventures, Inc.


          DATED July 2, 2001

                         Yours truly,

                         /s/ Kennan E. Kaeder
                         Kennan E. Kaeder